INCOME TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Tax Status [Line Items]
INCOME TAX STATUS	INCOME TAX STATUS
The Plan was restated on January 1, 2020 and amended on December 16, 2020 to be compliant with Section 1081.01 of the Puerto Rico Internal Revenue Code of 2011 (“Puerto Rico IRC”). A favorable tax status determination letter dated June 15, 2021 was obtained from the Treasury Department of the Commonwealth of Puerto Rico. The determination letter covers both the restatement and the amendment. The Plan Administrator believes that the Plan is designed and is currently operating in compliance with the applicable requirements of the Puerto Rico IRC.
The Plan Administrator is required to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Treasury Department of the Commonwealth of Puerto Rico. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan Administrator believes it is no longer subject to income tax examinations for the years prior to 2021.